UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 27, 2018

Stewardship Financial Corporation
(Exact Name of Registrant as Specified in Charter)

New Jersey (State or other jurisdiction of incorporation)	1-33377 (Commission File Number)	22-3351447 (I.R.S. Employer Identification No.)

630 Godwin Avenue Midland Park, NJ (Address of principal executive offices)		07432 (Zip Code)

Registrant’s telephone number, including area code: (201) 444-7100 Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 4.01. Changes in Registrant’s Certifying Accountant

(a)On March 27, 2018, the Audit Committee of the Board of Directors of Stewardship Financial Corporation (the "Corporation") completed a competitive process concerning the appointment of the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2018. As a result of this process and following careful deliberation, on March 27, 2018, the Audit Committee notified KPMG LLP (“KPMG”), the Corporation’s current independent registered public accounting firm, that it had determined not to renew KPMG’s engagement as such for the fiscal year ending December 31, 2018.

In connection with the audits of Corporation’s consolidated financial statements for the fiscal years ended December 31, 2017 and 2016 and the subsequent period through the date of this Current Report on Form 8-K, there were: (i) no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference in connection with their opinion to the subject matter of the disagreement(s); and (ii) no reportable events as that term is defined in Item 304(a)(1)(v) of Regulation S-K. Further, the audit reports of KPMG relating to the Corporation’s consolidated financial statements as of and for the years ending December 31, 2017 and 2016 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

The Corporation provided KPMG with a copy of this Current Report on Form 8-K prior to filing it with the Securities and Exchange Commission (the “SEC”) and has requested requested and received from KPMG a letter addressed to the SEC stating whether KPMG agrees with the statements made herein. A copy of that letter, dated April 2, 2018, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b)On March 27, 2018, the Audit Committee concurrently approved the selection of BDO (“BDO”) to serve as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2018, subject to the execution of a definitive engagement letter. During the two fiscal years ended December 31, 2017 and 2016 and the subsequent interim period through the date of filing of this Form 8-K, neither the Corporation nor anyone acting on the Corporation’s behalf consulted with BDO regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Corporation’s financial statements, and neither a written report nor oral advice was provided to the Corporation by BDO that was an important factor considered by the Corporation in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of disagreement or a reportable event, as such terms are described in Item 304(a)(1)(iv) and (v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

Exhibit 16.1	Letter from KPMG LLP to the Securities and Exchange Commission dated as of April 2, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 2, 2018	Stewardship Financial Corporation

/s/ Claire M. Chadwick
Claire M. Chadwick
Executive Vice President and
Chief Financial Officer